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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 2, 1997



                           HALTER MARINE GROUP, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-12159                 75-2656828
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                13085 INDUSTRIAL SEAWAY ROAD,
                   GULFPORT, MISSISSIPPI                       39503
         (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code: 601/896-0029
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ITEM 5.   OTHER EVENTS

          On October 2, 1997, Halter Marine Group, Inc. ("Halter") issued a press release (the "Press Release") announcing its pending acquisition of three companies that will form the basis of its new Engineered Products Group. The acquisitions are subject to certain conditions, including completion of definitive purchase agreements and the approval of Halter's board of directors. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          Exhibit 99.10 - Press release of Registrant dated October 2, 1997

                                      -2-
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HALTER MARINE GROUP, INC.



Date: October 7, 1997                         By:   /s/ Keith L. Voigts
                                                 -------------------------------
                                                 Keith L. Voigts
                                                 Senior Vice President